				    STACEY'S BUFFET, INC.

		    Notice of Annual Meeting of Stockholders

					 August 1, 1997


	   The annual meeting of stockholders of Stacey's Buffet, Inc., a Florida corporation (the "Company"), will be held at 1:30 p.m. local time on August
1, 1997 at The Providence Marriott, One Orms Street, Providence, Rhode Island, for the purposes of considering and voting upon:

  (1)   The election of the Board of Directors;

  (2)   The appointment of KPMG Peat Marwick as
	   independent auditors for the Company;

  (3)   To transact such other business as may
	   properly come before the meeting or any adjournment thereof.

	   The Board of Directors has fixed the close of business on June 2, 1997, as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting.

	   A copy of the Annual Report for the fiscal year ended January 1, 1997, is enclosed for your information and review.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE PROMPTLY SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. RETURNING YOUR PROXY CARD DOES NOT DEPRIVE YOU OF YOUR RIGHT TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON.

						  By Order of the Board of Directors,



						  Maureen A. Jack, Secretary


Largo, Florida
June 5, 1997

					STACEY'S BUFFET, INC.
				801 West Bay Drive, Suite 704
				    Largo, Florida  33770

				    ____________________


					  PROXY STATEMENT

				    ____________________



	   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Stacey's Buffet, Inc. (the "Company"), for use at the forthcoming 1997 Annual Meeting of Stockholders to be held on August 1, 1997 at 1:30 p.m. at The Providence Marriott, One Orms Street, Providence, Rhode Island 02904, and at any adjournment of that meeting
(the "Meeting"). Shares represented by fully executed proxies in the accompanying form received by the Company prior to the Meeting will be voted at the Meeting.

	   All proxies will be voted in accordance with a stockholder's instructions. If no choice is specified on a proxy, it will be voted in favor of the proposals set forth in the Notice of Meeting. Any proxy may be revoked by the stockholder at any time before it is exercised by filing a later dated proxy or a written notice of revocation with Maureen Jack, Secretary of the Company, or by voting in person at the Meeting.

	   The proposals set forth in this Proxy Statement will require the affirmative vote of the holders of a majority of the outstanding shares of the Common Stock of the Company. The presence, in person or by a properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the Meeting. With respect to each proposal, (i) abstentions will be treated as shares represented at the Meeting and therefore will be the equivalent of a negative vote, and
(ii) broker non-votes will not be considered as shares represented at the Meeting.

	   The Board of Directors does not know of any matters other than those set forth herein to be considered and acted upon at the Meeting. If any other matters are presented properly to the Meeting for action, it is expected that the persons named in the proxy will vote on such matters in accordance with their best judgment.

	   The Company's Annual Report for the year ended January 1, 1997, is being mailed to stockholders at the same time as this Proxy Statement. The date of mailing of this Proxy Statement is expected to be on or about June 5, 1997.

	   The close of business on June 2, 1997, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting. On the record date, the Company had outstanding 2,493,144 shares of $.01 par value Common Stock, entitled to one vote each.

	   The Board of Directors hopes that stockholders will attend the Meeting. Whether or not you plan to attend you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope in order to assure that the Meeting will have a quorum. Your prompt response will greatly facilitate arrangements for the Meeting, and your cooperation will be appreciated. Stockholders who attend the Meeting may vote their stock personally even though they may previously have submitted proxies.

	   The executive office of the Company is located at 801 West Bay Drive, Suite 704, Largo, Florida 33770, and itstelephone number is (813) 581-4492.


MATTERS FOR SUBMISSION TO STOCKHOLDERS:

				   1.  ELECTION OF DIRECTORS

Nominees for Election
---------------------
	   At the Meeting, five (5) directors are to be elected, each to serve until the next annual meeting of stockholders or as otherwise provided in the Bylaws of the Company. Unless otherwise indicated, votes will be cast pursuant to the accompanying proxy for the election of the nominees listed below. Should any nominee become unable to accept nomination or election for any reason, it is intended that votes will be cast for a substitute nominee designated by management. Management has no reason to believe the nominees named will be unable to serve if elected.

	   The nominees, together with certain information regarding them, are as follows:

GARRETT B. HUNTER, 60

	   Mr. Hunter has served the Company as a director since August 1995. For the past eight years, Mr. Hunter has been president and chief executive officer of the Business Development Company of Rhode Island, an organization formed to provide mezzanine level financing to businesses located in the State of Rhode Island. Prior to 1989, Mr. Hunter spent twelve years as a senior vice president and manager of Corporate Banking for the Rhode Island Hospital Trust National Bank.

PETER J. HURLEY, 40

	   Mr. Hurley has served the Company as a director since March 1996. In 1986, Mr. Hurley co-founded and is the chief executive officer of Harrison Hurley & Company, a business consulting and merchant banking firm serving over two hundred and fifty U.S. and international business clients.

STEPHEN J. MARRIER, 40

	   In February 1995, Mr. Marrier was named acting chief executive officer and vice-chairman of the board of directors of the Company. In July 1995, Mr. Marrier became chief executive officer and chairman of the board of directors of the Company. Mr. Marrier previously served the Company as a director from December 1992 through November 1994. For the past seven years, Mr. Marrier has been president of The Marrier Group, Inc., an investment and consulting firm. Prior to 1989, Mr. Marrier was regional vice president for Laidlaw Transit, Inc. Before that time, Mr. Marrier was executive vice president and minority shareholder of a large pupil transportation concern based in New England.

DANIEL J. SULLIVAN, 42

	   In November 1995, Mr. Sullivan joined the Company as chief financial officer. Prior to joining the Company, Mr. Sullivan was chief financial officer of Quality Products, Inc., a publicly-held manufacturing and steel service company from February 1994 through November 1995. Mr. Sullivan was chief financial officer of a privately owned industrial and medical gas
distributor from March 1993 through February 1994.   From April 1990 through
March 1993, Mr. Sullivan was chief financial officer of the trailer manufacturing division of Oshkosh Truck Corporation. Additionally, Mr. Sullivan is a Certified Public Accountant.

MAUREEN A. JACK, 40

	   Ms. Jack joined the Company in August 1992 as the executive assistant to the chairman of the board of directors and president. In addition, Ms.
Jack is also responsible for investor relations. In January 1996, Ms. Jack was promoted to the position of corporate secretary of the Company. Prior to joining the Company, Ms. Jack was the executive assistant to the vice president and chief operating officer of a major New York insurance company.




Committees of the Board of Directors
------------------------------------
	   The Board of Directors has the following standing committees:
Executive Committee, Audit Committee, Compensation Committee and Nominating Committee.

	   The Executive Committee has the general power to act on behalf of the Board. The members of the Executive Committee are Mr. Marrier, Mr. Hunter and Mr. Hurley.

	   The Audit Committee is responsible for the review of the accounting
principles and audit practices of the Company.   The members of the Audit
Committee are Mr. Hurley and Mr. Hunter.

	   The Compensation Committee reviews recommendations for the compensation of management and personnel of the Company. The members of the Compensation Committee are Mr. Hunter and Mr. Hurley.

	   The Nominating Committee is responsible for recommending individuals for election to the Board of Directors. The members of the Nominating Committee are Mr. Marrier, Mr. Hunter and Mr. Hurley.

	   There were five meetings of the Board of Directors during the fiscal year ending January 1, 1997. Each director attended at least 75% of the total number of board and committee meetings held while he served as a director or member of the committee. The only meetings of a committee of the Company separate from the meetings of the Board of Directors were the meetings of the Compensation Committee on January 22, 1996 and March 20, 1996.

	   Board members who are not employees of the Company receive a fee of $1,250 for each regular meeting attended, $1,000 for each committee meeting attended that is separate from the regular board meetings and a $7,500 annual fee.

					2.  ELECTION OF AUDITORS

	   Upon the approval of a majority of the stockholders, the Board of Directors proposes to adopt a resolution appointing KPMG Peat Marwick as auditors of the Company for the ensuing year. KPMG Peat Marwick has audited the Company's financial statements since 1986. Representatives of KPMG Peat Marwick are expected to be present at the annual meeting with an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.
	   The Board of Directors recommends a vote FOR this selection.
	   ------------------------------------------------------------

					  3.  OTHER MATTERS

	   The Company has no knowledge of matters other than those set forth
herein which will be presented at the Meeting.   The persons named in the
accompanying form of proxy will use their own discretion in voting with respect to matters which are not determined or known at the date hereof.

	   The Company will provide to any stockholder, on the written request of any such person, a copy of the Company's annual report on Form 10-K, including financial statements and the schedules thereto for its fiscal year ending January 1, 1997, as filed with the Securities and Exchange Commission. No charge will be made for copies of such annual report, however, a reasonable charge for the exhibits will be made.

ADDITIONAL INFORMATION:
-----------------------
	1.  STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

	   The following table sets forth, as of May 30, 1997, information as to
(i) the Common Stock beneficially owned by all directors, nominees and named executive officers, and (ii) the Common Stock beneficially owned by any person who is known by the Company to be the beneficial owner of more than five percent of the Company's Common Stock.

Name and Address of                 Amount and Nature
Beneficial Owner (1)            of Beneficial Ownership (2)      Percent
---------------------           ---------------------------      -------
Stephen J. Marrier (3)                  349,977 (4)                12.3
Amos Money (5)                           75,600 (4)                 2.9
Homer Duff (6)                           20,000 (4)                  *
Garrett B. Hunter                           825 (4)                  *
Peter J. Hurley                             625 (4)                  *
Daniel J. Sullivan                        2,500 (4)                  *
Douglas Money                             1,800 (4)                  *
Maureen A. Jack                             650 (4)                  *

All directors and executive officers
as a group (8 persons)                  851,977 (4)(7)             25.5
-----------------------------------------
*    Less than one percent.

(1)  With the exception of Mr. Duff, the mailing address of each
	   beneficial owner is 801 West Bay Drive, Suite 704, Largo, Florida 33770. Mr. Duff's mailing address is c/o Duff's Restaurants, 1451-A North Missouri Avenue, Largo, FL 33770.
(2)       Except as indicated by footnote, the persons named in the table have
	   sole voting and investment power with   respect to all shares of Common
	   Stock shown as beneficially owned by them.
(3)       Includes 320,000 warrants granted to Mr.    Marrier as of January 2,
	   1997.
(4)  Includes shares subject to warrants and stock options exercisable
	   within sixty days.
(5)  Includes 26,000 s hares and options held by his wife.
(6)  Does not include 400,000 shares over which the Board of Directors of
	   the Company has voting rights as described in footnote 7, below.
(7)  In connection with a spin-off transaction, the Board of Directors of
	   the Company obtained (i) the right to vote 400,000 of the shares owned by Homer Duff pursuant to a proxy, which proxy shall be in effect until at least February 11, 1999, and (ii) an option to purchase such shares commencing December 13, 1998. In addition, Mr. Duff had previously agreed with the Company not to sell the subject shares until December 13, 1998.

	  2.  COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT OF 1934

	   Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities ("Insiders"), to file reports of ownership with the Securities and Exchange Commission. Insiders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file. Based solely upon a review of copies of those reports furnished to the Company, the Company believes that during its most recent fiscal year, all
Section 16(a) filing requirements applicable to its Insiders were complied with.

	  3.  COMPENSATION OF THE DIRECTORS AND NAMED EXECUTIVE OFFICERS

	   In February 1995, Stephen J. Marrier was named acting chief executive officer of the Company. In July 1995, Mr. Marrier became chief executive officer and chairman of the board of directors. Amos Money has been the president and chief operating officer of the Company since December 1993 and served as a director of the Company from December 1993 to May 1995. Daniel J. Sullivan, became chief financial officer of the Company in November 1995. Mr. Marrier's, Mr. Money's, and Mr. Sullivan's compensation is set forth in the Summary Compensation Table below. Options granted to the directors and named executive officers of the Company are set forth in the Option Grants in Last Fiscal Year table immediately following the Summary Compensation Table.

SUMMARY COMPENSATION TABLE
--------------------------
														Long-Term Compensation
													 ------------------------------

				    Annual Compensation                        Awards              Payouts
			    -----------------------------               -------------       ----------------

									    Other
									    Annual    Restrict-             Long-term    All Other
Name and                                         Compen-   ed Stock   Options/    Incentive     Compen-
Principal                     Salary    Bonus   sation (1)  Awards      SARs       Payouts       sation
Position            Year       ($)       ($)       ($)        ($)        (#)         ($)           ($)
----------         ------      ---       ---       ---        ---        ---         ---           ---
Stephen J. Marrier,
Chief Executive
Officer (2) and
Chairman of the
Board               1996     175,000   10,938    20,850       ---     120,000(3)     ---           ---
				1995     130,000     ---      8,400       ---      40,000(3)     ---           ---


Amos Money,
President and Chief
Operating Officer   1996     106,330    4,933    7,700        ---        20,000      ---           ---
				1995     106,330     ---     6,192        ---        10,000      ---           ---
				1994     106,426     ---      ---         ---        20,000      ---           ---


Daniel J.
Sullivan,
Chief Financial
Officer             1996     107,330     4,933   7,700        ---        10,000      ---           ---

-----------------------------------------------------------------------------
(1)  Includes car allowance.  With respect to Mr. Marrier, includes $11,250
	of directors fees accrued, but unpaid, with respect to 1996.
(2)  Mr.  Marrier serves as the Company's Chief Executive Officer pursuant
	to a management services contract between the Company and The Marrier
	Group, Inc.   Mr. Marrier is an employee of The Marrier Group, Inc. and
	compensation figures presented above reflect the gross fees paid by the
	Company to The Marrier Group, Inc.
(3)  These warrants were canceled  effective January 2, 1997.  Because these
	warrants remained outstanding at the fiscal year end, the disclosures
	in this and the following table do not reflect such cancellation.

OPTION GRANTS IN LAST FISCAL YEAR
---------------------------------
								Individual Grants
				 ----------------------------------------------------
							  Percent
							  of Total
			    Number of         Options    Exercise                  Potential Realizable Value at
			    Securities        Granted     or Base                Price Appreciation For Option Term
			 Underlying Option   in Fiscal    Price     Expiration   ----------------------------------
Name              Granted (#)         Year        ($/Sh)      Date        0%($)        5%($)       10%($)
----              -----------        ------       ------     ------      ------       ------       ------
Stephen J. Marrier     120,000        71.3         2.35     1/22/2006      ---          ---          ---

Garrett B. Hunter          500          .3         2.65     6/21/2006      ---          ---          ---

Peter J. Hurley          2,000         1.2         3.60     3/20/2006      ---          ---          ---
					  500          .3         2.65     6/21/2006      ---          ---          ---

Amos Money              20,000        11.9         2.35     1/22/2006      ---          ---          ---

Daniel J. Sullivan      10,000         5.9         2.35     1/22/2006      ---          ---          ---

Maureen A. Jack          2,000         1.2         3.60     3/20/2006      ---          ---          ---

It is the Company's policy to award 2,000 stock options to each outside director at the time of his or her election to the Board of Directors and to award 600 stock options to each outside director each year thereafter.


	  4.  REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

	   The Company's executive compensation system for its chief executive officer and other officers is based upon the Company's goal of maximizing guest satisfaction and shareholder value while minimizing the Company's overhead costs and expenses. The compensation package applied by the Board of Directors reflects this streamlined approach and conservative philosophy. The Company relies upon the dedication and commitment of its executive officers to the Company in achieving its success. The Company ties compensation to the achievements of its goals through a combination of base salary, profit sharing bonuses and stock options granted upon the achievement of certain performance levels. The Company believes stock options increase the interest of key employees in the long-term growth and performance of the Company.

						  Respectfully submitted,

						  Garrett B. Hunter
						  Peter J. Hurley

					5.  COMPANY PERFORMANCE

	   The following graph compares the Company's performance, as measured by its cumulative total return, with the Dow Jones Equity Market Index and the Dow Jones Restaurant Index for five years ended January 1, 1997:





		    COMPARISON OF FIVE YEAR CUMULATIVE RETURN AMONG
		 DOW JONES EQUITY MARKET INDEX, DOW JONES RESTAURANT
				INDEX AND STACEY'S BUFFET, INC.






				   YEAR        EQUITY     RESTAURANT   STACEY'S
				  ENDING       MARKET       INDEX       BUFFET
				 -----------------------------------------------
				  1/1/92       100.00       100.00       100.00
				 12/30/92      108.57       121.58        64.41
				 12/29/93      120.28       145.18        86.44
				 12/28/94      120.58       136.24        27.12
				  1/3/96       167.67       194.48        15.25
				  1/1/97       205.50       197.08         2.71



		   6.  POLICY REGARDING TRANSACTIONS WITH AFFILIATES

	   It is the policy of the Company that all transactions in excess of $10,000 with affiliates of the Company be approved by a majority of the disinterested directors of the Company and will be on terms no less favorable to the Company than such directors believe would be available from unrelated third parties or as otherwise determined by such directors to be in the best interests of the Company.

	   In July 1996, the Company retained Harrison Hurley and Company to provide investment banking and consulting services, including the identific-ation of potential merger and or acquisition targets. Under this agreement, the Company paid Harrison Hurley and Company a $30,000 retainer fee. The agreement further provides Harrison Hurley and Company will receive the standard Lehman formula fee compensation, less the retainer fee, in connection with any transaction completed by the Company.

	   During 1996, no additional compensation was paid pursuant to this agreement. In 1997, the Company has been invoiced $15,563 for consulting services and out of pocket expenses rendered under this agreement.



				   7.  STOCKHOLDER PROPOSALS

	   Stockholder proposals which comply with the requirements promulgated by the Securities and Exchange Commission will be included in the Company's proxy materials for the 1997 Annual Meeting, provided they are received by the Company at its executive offices located at 801 West Bay Drive, Suite 704, Largo, Florida 33770, no later than December 15, 1997.


					    8.  EXPENSES

	   The expenses of preparing, assembling, and mailing the proxies and the materials used in the solicitation of proxies will be borne by the Company.
The Company intends to limit solicitation of proxies through the mails but may, in addition, request brokerage houses and other custodians, nominees, and fiduciaries to forward soliciting material to the beneficial owners of the stock held of record by such persons.

						  By Order of the Board of Directors




						  Maureen A. Jack, Secretary

Largo, Florida
June 5, 1997

APPENDIX - PROXY FORM

					    STACEY'S BUFFET, INC.,
					 801 West Bay Drive, Suite 704
						Largo, Florida 34640

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS AUGUST 1, 1997

The undersigned stockholder of Stacey's Buffet, Inc. hereby appoints Jeffrey M. Stoler or Thomas H. Dolan, or either of them, with power of substitution as proxies for the undersigned to vote for and in the name, place and stead of the undersigned at the Annual Meeting of Stockholders of Stacey's Buffet, Inc., to be held at 1:30 p.m. on August 1, 1997, at The Providence Marriott, One Orms Street, Providence, Rhode Island 02904, and at any adjournment thereof according to the number of votes and as fully as the undersigned would be entitled to vote if personally present.

1.ELECTION OF DIRECTORS
___ FOR all nominees listed below               ___ WITHHOLD AUTHORITY
   (except as marked to the contrary)               to vote for all nominees
										  listed below.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW).

Garrett B. Hunter               Peter J. Hurley             Stephen J. Marrier
Daniel J. Sullivan              Maureen A. Jack

2. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG PEAT MARWICK AS INDEPENDENT AUDITORS FOR THE COMPANY.
___ FOR                         ___ AGAINST                 ___ ABSTAIN


3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

		  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL DESCRIBED.

Please sign exactly as name appears on the label below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized person.

The undersigned acknowledges receipt of the Notice of said Meeting and the Proxy Statement dated June ___, 1997 by signing this proxy.

DATED: ____________________, 1997


_________________________________________
			Signature

_________________________________________
	  Signature if held jointly